UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Brocade Communications Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition (the “Acquisition”) of Brocade Communications Systems, Inc. (“Brocade”) by Broadcom Limited (“Ultimate Parent”), a limited liability company organized under the laws of the Republic of Singapore, Broadcom Corporation (“Parent”), a California corporation and an indirect subsidiary of Ultimate Parent, and Bobcat Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated November 2, 2016 by and among Brocade, Ultimate Parent, Parent and Merger Sub:

(i)	Letter to Customers distributed on November 2, 2016 by Brocade;
(ii)	Letter to Partners distributed on November 2, 2016 by Brocade;
(iii)	Letter to certain executive Customers distributed on November 2, 2016 by Brocade;
(iv)	Letter to Value Added Resellers distributed on November 2, 2016 through certain distributor and OEM partners of Brocade;
(v)	Letter to Suppliers distributed on November 2, 2016 by Brocade;
(vi)	Letter to certain executive Partners distributed on November 2, 2016 by Brocade;
(vii)	Letter to certain IP Networking executive Partners distributed on November 2, 2016 by Brocade;
(viii)	Key Messages of Brocade relating to the Acquisition;
(ix)	Post by Lloyd Carney published on November 2, 2016 on the Brocade Community Blog;
(x)	Letter to Employees of Brocade distributed on November 2, 2016 by Lloyd Carney;
(xi)	Letter to certain key Customers distributed on November 2, 2016 by Lloyd Carney;
(xii)	Letter to Employees of Ruckus Wireless Business Unit distributed on November 2, 2016 by Dan Rabinovitsj;
(xiii)	Employee All Hands Presentation distributed on November 2, 2016 by Brocade;
(xiv)	Frequently Asked Questions (FAQs) relating to the Acquisition, dated November 2, 2016; and
(xv)	Transcript of Audio Message from Lloyd Carney to Employees of Brocade distributed on November 2, 2016.

Each item listed above was first used or made available on November 2, 2016.

Letter to Customers distributed on November 2, 2016 by Brocade

Subject:	Broadcom to acquire Brocade

Dear XX,

This morning Broadcom announced a definitive agreement under which it will acquire Brocade. This transaction reflects the value that Brocade has created across its portfolio. As you know, Brocade is an industry leader in Storage Area Networking and IP Networking, offering best-in-class data center, edge and software infrastructure solutions.

Broadcom believes the SAN business is a strong complement to its portfolio of enterprise storage and networking solutions, and its intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

When integrated within Broadcom, our SAN portfolio will continue to support mission-critical applications and drive technological innovation in the space, notably to address emerging markets such as flash-based storage architectures and NVMe.

Brocade’s IP Networking business, including Ruckus Wireless, overlaps with that of several of Broadcom’s important customers; as a result, Broadcom plans to divest this business. It is Brocade’s intention to assist Broadcom in finding a buyer that will continue to invest in developing products that create more automated and agile networks. We have a strong IP Networking business portfolio that includes open, hardware and software-based solutions spanning from the core of the data center to the network edge. Our goal is to see that the business continues to thrive and realizes its strategic vision of helping customers transform their networks into an open platform for rapid service delivery and business innovation.

During this transition process, our primary objective is to make sure that you will continue to benefit from our innovative portfolio of products and responsive support services, without disruption. Until the deal closes, Brocade will continue to serve you with the dedication and commitment that Brocade is known for, and share more information as soon as we are able.

We thank you for your continued support and encourage you to share any questions with your [designated company representative].

Sincerely,

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to Partners distributed on November 2, 2016 by Brocade

Subject:	Broadcom to acquire Brocade

This morning we announced a definitive agreement under which Broadcom will acquire Brocade. Broadcom believes the SAN business is a strong complement to its portfolio of enterprise storage and networking solutions. Due to competitive overlaps, Broadcom plans to divest the IP Networking business. Brocade’s intention is to assist Broadcom in finding a buyer that will continue to invest in the strong portfolio that Brocade created.

Over the last several years, we have embarked on a journey together to build a new kind of networking company, rooted in our heritage of partnership and co-creation and aligned with the requirements of digital business. Partners remain key for our future success and we will continue to build on the foundations and momentum of our partnerships as together, we march towards our strategic vision to deliver open platforms for innovation.

During this transition process, it is business as usual. Our primary objective is to make sure that our partners and customers will continue to benefit from our best-in-class data center, wireless and wired edge, and software infrastructure solutions without disruption.

Once the deal is closed, we will provide additional information. In the meantime Broadcom and Brocade will work together to plan for a smooth migration of processes and partner support once the acquisition closes so you can continue to effectively market, sell and service our solutions.

Please access the FAQ document which will provide more details on today’s announcement and do not hesitate to contact your Brocade account manager if you have additional questions.

Thank you for your continued partnership and support.

Sincerely,

XXX

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to certain executive Customers distributed on November 2, 2016 by Brocade

Subject:	Broadcom to acquire Brocade

Dear XX,

This morning Broadcom announced a definitive agreement under which it will acquire Brocade. This transaction reflects the value that Brocade has created across its portfolio. As you know, Brocade is an industry leader in Storage Area Networking and IP Networking, offering best-in-class data center, edge and software infrastructure solutions.

Broadcom believes the SAN business is a strong complement to its portfolio of enterprise storage and networking solutions, and its intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

When integrated within Broadcom, our SAN portfolio will continue to support mission-critical applications and drive technological innovation in the space, notably to address emerging markets such as flash-based storage architectures and NVMe.

Brocade’s IP Networking business, including Ruckus Wireless, overlaps with that of several of Broadcom’s important customers; as a result, Broadcom plans to divest this business. It is Brocade’s intention to assist Broadcom in finding a buyer that will continue to invest in developing products that create more automated and agile networks.

As a valued Brocade customer, I wanted to reach out to you personally to share more information regarding this announcement and respond to questions you may have. I will be following up this email with a phone call. I look forward to speaking with you soon.

Best Regards,

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to Value Added Resellers distributed on November 2, 2016 through certain distributor and OEM partners of Brocade

Subject:	Broadcom to acquire Brocade

This week, Brocade announced a definitive agreement under which Broadcom will acquire Brocade. Broadcom believes the SAN business is a strong complement to its portfolio of enterprise storage and networking solutions. Due to competitive overlaps, Broadcom plans to divest the IP Networking business, which includes Ruckus Wireless. Brocade’s intention is to assist Broadcom in finding a buyer that will continue to invest in the strong portfolio that Brocade created.

Brocade maintains a strong partner focus and through these partnerships, has built an IP Networking business that includes a full portfolio of open, hardware- and software-based solutions spanning the core of the data center to the wireless network edge.

Throughout this process, we will work with Brocade to continue to operate business as usual until the closing of the acquisition. Once the deal is closed, we will provide additional information. In the meantime Broadcom and Brocade will work together to plan for a smooth migration of processes and partner support once the acquisition closes.

Please access the FAQ document which will provide more details on today’s announcement and do not hesitate to contact your Brocade account manager if you have additional questions.

Thank you for your continued partnership.

Sincerely,

XXX

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to Suppliers distributed on November 2, 2016 by Brocade

Subject:	Broadcom to acquire Brocade

This morning we announced a definitive agreement under which Broadcom will acquire Brocade. Broadcom believes the SAN business is a strong complement to its portfolio of enterprise storage and networking solutions, and its intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known. Brocade’s IP Networking business – consisting of its data center, wireless and wired edge, and software networking solutions – overlaps with several of Broadcom’s important customers and, as a result, Broadcom plans to divest this business.

Suppliers remain key for our future success and we will continue to build on the foundations and momentum of our partnerships as together, we march towards our strategic vision to deliver open platforms for innovation.

Throughout this process, we will continue to operate business as usual and our supplier agreement with you remains in full effect. We will share more information as soon as we are able and encourage you to share any questions with your [designated Brocade representative].

We thank you for your continued support.

Sincerely,

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to certain executive Partners distributed on November 2, 2016 by Brocade

Subject:	Broadcom to acquire Brocade

Dear                     ,

This morning we announced a definitive agreement under which Broadcom will acquire Brocade. Broadcom believes the SAN business is a strong complement to its portfolio of enterprise storage and networking solutions and its intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known. With respect to the IP Networking business, due to competitive overlaps, Broadcom plans to divest this business. Brocade’s intention is to assist Broadcom in finding a buyer that will continue to invest in this strong portfolio.

Our genesis and DNA is based on partnerships and co-creation. By combining with Broadcom, we believe we can further strengthen our partner ecosystem and help more customers meet the next generation network and storage requirements that are likely to emerge in this era of digital transformation.

As a valued Brocade partner, I wanted to reach out to you personally to share more information regarding this announcement and respond to questions you may have. I will be following up this email with a phone call. I look forward to speaking with you soon.

Best Regards,

XXX

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to certain IP Networking executive Partners distributed on November 2, 2016 by Brocade

Subject:	Broadcom to acquire Brocade

Dear                     ,

This morning we announced a definitive agreement under which Broadcom will acquire Brocade. Broadcom believes the SAN business is a strong complement to its portfolio of enterprise storage and networking solutions and its intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known. With respect to the IP Networking business, due to competitive overlaps, Broadcom plans to divest this business. Brocade’s intention is to assist Broadcom in finding a buyer that will continue to invest in this strong portfolio.

Over the last several years, we have embarked on a journey together to build a new kind of networking company, rooted in our heritage of partnership and co-creation and aligned with the requirements of digital business. Partners remain key for our future success and we will continue to build on the foundations and momentum of our partnerships as together, we march towards our strategic vision to deliver open platforms for innovation.

As a valued Brocade partner, I wanted to reach out to you personally to share more information regarding this announcement and respond to questions you may have. I will be following up this email with a phone call. I look forward to speaking with you soon.

Best Regards,

XXX

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Key Messages of Brocade relating to the Acquisition

The tech industry is in a period of rapid change and disruption. Brocade has built a unique portfolio of hardware and software networking solutions from the core of the data center to the network edge to help customers transform their business for the digital era while continuing to support mission critical applications. This transaction reflects the value that Brocade has created. It rewards shareholders, creates new opportunities for our customers, and recognizes the tremendous innovation and value our employees have built in SAN and IP Networking.

Overarching Messages

•	Through this combination, our SAN business will become part of a market-leading semiconductor company with a broad portfolio in enterprise storage solutions.

•	Broadcom’s intention is to continue to build on the innovations for which customers have always valued Brocade.

•	Broadcom has established a strong track record in executing its diversification strategy by successfully integrating companies onto its platform.

•	Due to the competitive overlap with some of Broadcom’s most important customers, Broadcom will seek a buyer for Brocade’s IP Networking business that continues to build on its momentum.

•	We have built an attractive IP Networking business that includes a full portfolio of open, hardware- and software-based solutions spanning the core of the data center to the network edge.

•	Brocade will support Broadcom in its efforts to find a buyer that will continue our strategic vision to make the network into an open platform for rapid business innovation.

•	This transaction represents significant value for our shareholders and creates new opportunities for our customers and partners.

•	We understand that this announcement raises a lot of questions. We are working closely with Broadcom and will share more information as soon as we are able.

•	Until the transaction close, it is very much business as usual.

Employees

•	We have built a new kind of networking company where we continue to define the standard for innovation in storage area networking and provide customers with IP solutions in key strategic areas like the network edge, data center, and software networking.

•	We should all be proud of all we have accomplished together.

•	Broadcom’s interest in our company reflects the value that Brocade has created, the momentum achieved in a rapidly changing industry, and is a tribute to the dedication and strength of our teams.

•	Having just completed our acquisition of Ruckus, we were confident in our strategy, our team and our path forward. We were not looking to sell the company. However, when Broadcom approached us with a compelling offer, we had an obligation to consider that offer along with alternative opportunities. After careful consideration, we concluded that Broadcom’s offer is in the best interests of our company and its shareholders.

•	We will support Broadcom in its efforts to find a buyer for the IP Networking business so that our customers can continue to benefit from our innovative portfolio of products.

•	We understand that this announcement raises a lot of questions for each of us personally, and we will provide plenty of opportunities for you to have those questions answered.

•	In the coming months, we will be working to define the impact for each of the various business functions.

•	It is important to keep in mind that we have at least several months as a standalone public company before this transaction is expected to close.

•	In the meantime, it is business as usual and we remain a public, standalone entity until the deal closes.

•	The most important work that we as employees can focus on is preserving the financial and market value of our company by continuing our diligent efforts to deliver the same level of excellence in everything we do.

SAN

•	Our leading SAN solutions are an excellent fit for Broadcom’s business model, creating one of the industry’s broadest portfolios for enterprise storage.

•	Broadcom’s intention is to continue to build on the market-leading innovations for which customers have always valued Brocade.

•	Our SAN portfolio will continue to support mission critical applications and drive technological innovation in the space, notably to address emerging markets such as Flash and NVMe.

•	Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success. This will include working with each functional part of the business to define the impact on the SAN resources and the IP Networking resources.

IP Networking

•	As a result of your dedication and hard work, and bolstered by the acquisition of Ruckus, we’ve built a new type of networking company for the digital age, one that delivers solutions from the data center to the wireless edge.

•	Due to the competitive overlap with some of Broadcom’s most important customers, Broadcom plans to seek a buyer for Brocade’s IP Networking business to continue to build on the momentum of that business.

•	Brocade is a recognized leader in the IP Networking market, offering best-in-class data center, edge and software infrastructure solutions for the world’s leading enterprise, cloud, and service provider customers.

•	We believe this transaction will facilitate new and attractive opportunities for Brocade’s IP networking business and allow it to receive the focus and resources to accelerate its growth.

•	Brocade will support Broadcom’s efforts to find a buyer. Our goal is for the business to continue to thrive and see to fruition its strategic vision to help customers through the digital transformation, turning their network into an open platform for rapid business and service innovation.

Customers

SAN

•	Broadcom’s intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

•	This transaction is expected to enable Broadcom to drive end-to-end value for Fibre Channel solutions.

•	Our SAN portfolio will continue to support mission critical applications and drive technological innovation in the space, notably to address emerging markets such as Flash and NVMe.

•	By combining with Broadcom, we can further strengthen our OEM and partner ecosystem and help more customers meet the next generation network and storage requirements that we believe will emerge in this era of digital transformation.

•	Our intent is to ensure there is no disruption to product development, service or support during this transition. The serving and satisfaction of our customers remain of highest priority.

•	We will provide more information as soon as we are able.

IP Networking

•	We have built an attractive IP Networking business designed to help customers build more automated and agile networks that deliver services on demand, high-performance wired and wireless solutions at the edge, access to public and private clouds through wired and wireless connections, and use software to virtualize network capabilities.

•	Brocade will support Broadcom’s efforts to find a buyer for the entire IP Networking business that will continue to invest in the strong portfolio that Brocade created.

•	We are confident that with our support Broadcom will find a great home for our IP Networking business.

•	Our primary objective is to make sure our customers will continue to benefit from our innovative portfolio of products.

•	Until the deal closes, it is business as usual and your sales representative will remain the same. We will continue to serve our customers with the dedication and commitment that Brocade is known for, and will share more information as soon as we are able.

Partners

SAN

•	Partners are key to Brocade’s success spanning OEMs, GSIs, Strategic Alliances, Open Ecosystem Partners and Distributors.

•	Brocade’s genesis and DNA is based on partnerships and co-creation.

•	Broadcom’s intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

•	This transaction is expected to enable Broadcom to drive end-to-end value for Fibre Channel solutions.

•	Our SAN portfolio will continue to support mission critical applications and drive technological innovation in the space, notably to address emerging markets such as Flash and NVMe.

•	By combining with Broadcom, we can further strengthen our OEM and partner ecosystem and help more customers meet the next generation network and storage requirements that are likely to emerge in this era of digital transformation.

•	We don’t anticipate any significant impact for our partners.

IP Networking

•	We have built an attractive IP Networking business designed to help customers build more automated and agile networks that deliver services on demand, access public and private clouds through wired and wireless connections, and use software to virtualize network capabilities.

•	Partners remain key for our future success.

•	Brocade will support Broadcom in its efforts to find a buyer for the IP business that will continue to invest in the strong portfolio that Brocade created.

•	We will continue to build on the foundations and momentum of our partnerships as together, we march towards our strategic vision to deliver open platforms for innovation.

•	Our primary objective is to make sure our customers will continue to benefit from our innovative portfolio of products.

•	We will continue to operate business as usual until the closing of the acquisition.

•	Once the deal is closed, we will provide additional information. In the meantime, Broadcom and Brocade are working together to plan for a smooth migration of processes, partner support, and customer delivery once the acquisition closes.

Investors

•	We have built a new kind of networking company where we continue to define the standard for innovation in storage area networking, and provide customers with market-leading IP solutions in key strategic areas like the network edge, datacenter, and software networking.

•	This transaction reflects the value that Brocade has created. It rewards shareholders, creates new opportunities for our customers and recognizes the tremendous innovation and value our employees have built in SAN and IP Networking.

•	We believe that the transaction price of $12.75 per share, which represents a 47% premium from Brocade’s closing share price trading price on Friday, October 28, 2016, provides significant value for our shareholders.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Post by Lloyd Carney published on November 2, 2016 on the Brocade Community Blog

Brocade Community Blog Post

Title: Broadcom to Acquire Brocade

Today, Broadcom, a leading designer, developer and global supplier of semiconductor connectivity solutions, announced its intention to acquire Brocade. I want to share my perspective on this news.

As CEO, I have had the immense privilege of working with the Brocade team and community – including my colleagues, our customers and partners – as we have helped organizations begin to navigate through one of the most rapid periods of change and transformation in modern times. We set out to build a new type of networking company for the digital era, one that stretches from the core of the data center to the wireless edge, and that remakes the network into a platform for rapid service delivery and business innovation.

Having just completed the Ruckus acquisition, we were confident in our strategy, our team and our path forward. We were not looking to sell the company. However, when Broadcom approached us with a compelling offer, we had an obligation to consider that offer, along with other alternative opportunities. After careful consideration, we concluded that Broadcom’s offer was in the best interests of our company and its shareholders. Our goal is to continue to serve our customer and partner needs.

As part of this transaction, our Storage Area Network (SAN) business, will offer a strong complement to Broadcom’s offerings and capabilities, creating one of the industry’s broadest portfolios for enterprise storage. We believe that we will be able to further strengthen our OEM and partner ecosystem and help customers meet the next-generation network and storage requirements of digital business.

In terms of our IP Networking business, due to competitive overlap with some of Broadcom’s most important customers, Broadcom will seek a buyer for the business. We have built an attractive IP Networking portfolio, designed to enable customers to transform their networks into platforms for innovation. As we support Broadcom in its efforts to find a buyer, our goal is for the IP Networking business to continue to thrive and see to fruition its strategic vision.

With the support of our customers, partners and employees, we have created tremendous value, and we are committed to working closely with Broadcom to plan for the smooth migration of processes, service and support once the acquisition closes.

Any major change of this nature is bittersweet. We have accomplished so much, together with our customers and partners, and there is so much left to do as companies transform themselves for the digital era. I want to thank each of you – our dedicated and passionate employees, our loyal partners, and of course our amazing customers – for your contributions to Brocade’s success over the past twenty years.

We look forward to continuing to work with you as we move together into the future.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to Employees of Brocade distributed on November 2, 2016 by Lloyd Carney

Brocadians,

Today we announced that we have entered into a definitive agreement to be acquired by Broadcom, a leading designer, developer and global supplier of semiconductor connectivity solutions.

I’d like to give you some background on how we arrived here. Over the last several years, we have embarked on a journey together to build a new kind of networking company, rooted in our heritage of partnership and co-creation and aligned with the requirements of digital business. I am incredibly proud of what we have accomplished together. Today’s announcement is truly the result of the momentum and value we have built over the past twenty years. It is validation of the dedication, passion and strength of the business and our team. It is a good achievement, and it is also somewhat bittersweet.

The decision to move ahead with the acquisition was a difficult one for me, and for our Board of Directors. Having just completed the Ruckus acquisition, we were confident in our strategy, our team and our path forward. We were not looking to sell the company. However, when Broadcom approached us with a compelling offer, we had an obligation to consider that offer along with alternative opportunities. After careful consideration, we concluded that Broadcom’s offer was in the best interests of our company and its shareholders.

Once the transaction closes, our storage networking business will become a part of Broadcom’s enterprise storage system business. Broadcom’s intention is to build upon the innovations for which customers have always valued Brocade and to deliver an end-to-end Fibre Channel solutions portfolio.

Due to significant competitive overlap with some of Broadcom’s most important customers, Brocade will support Broadcom’s efforts to find the right buyer for the IP Networking business that includes our full suite of wireless and campus networking, data center switching and routing, and software networking solutions. Our goal is to see that the business continues to thrive and realizes its strategic vision of helping customers transform their networks into an open platform for business innovation.

We understand that this announcement raises a lot of questions for each of us personally, and we will provide plenty of opportunity for you to have those questions answered. In the coming months, we will be working to define the impact for each of the various business functions.

It is important to keep in mind that we have at least several months as a standalone public company before this transaction is expected to close. Until then, it is business as usual. The most important work that we as employees can focus on is preserving the financial and market value of our company by continuing our diligent efforts to deliver the same level of excellence in everything we do.

Once again, I want to thank you for all that we have accomplished. We will be holding an All Hands at 10 am PT, and I look forward to seeing many of you then.

Lloyd

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Letter to certain key Customers distributed on November 2, 2016 by Lloyd Carney

Subject:	Broadcom to acquire Brocade

Dear XX,

As you might have heard, this morning we announced a definitive agreement under which Broadcom will acquire Brocade. I want to reach out to you personally to give you some background on today’s news and what it means for our continued relationship.

When Broadcom first approached us about joining together, we weren’t looking to sell the company. Having just completed the Ruckus Wireless acquisition, we were confident in our future. We knew we had the people, products and partnerships to succeed. As you know, when presented with a compelling offer we have an obligation to give it full consideration, which is exactly what we did. Today’s decision was not taken lightly by me or our Board of Directors. After careful evaluation, we concluded that Broadcom’s offer was in the best interests of our company and our stakeholders. While it is a different future than we planned, we believe it is still a very optimistic one.

Once the transaction closes, which is expected in the next several months, our storage networking business will become a part of Broadcom’s enterprise storage system business. Broadcom’s intention is to build upon the innovations for which customers have always valued Brocade, and to deliver an end-to-end Fibre Channel solutions portfolio.

Since there is significant competitive overlap with the IP Networking side of our business and some of Broadcom’s most important customers, they plan to divest that business. We’ll work closely with Broadcom as it seeks to find a home for our IP Networking teams and solutions – including our data center, wired and wireless edge, and software networking offerings. Our goal is for that business to continue to thrive and realize its strategic vision.

During this transition process, our number one objective is to make sure that you will continue to benefit from our innovative portfolio of products and responsive support services, without disruption. We will continue to serve you with the dedication and commitment that Brocade is known for. We will share more information on the transition and integration process as soon as we are able.

We thank you for your continued support. I will reach out to you personally to chat in person and answer any questions that I can.

Sincerely,

Lloyd Carney

Additional Information and Where to Find It; Participants in the Solicitation

In connection with the proposed transaction, Brocade intends to file relevant materials with the SEC, including a proxy statement. Promptly after filing its definitive proxy statement, Brocade will mail the proxy statement to each Brocade stockholder entitled to vote at the special meeting relating to the transaction. SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other documents filed by Brocade with the SEC in connection with the transaction (when they become available), may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Brocade and its directors and officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Letter to Employees of Ruckus Wireless Business Unit distributed on November 2, 2016 by Dan Rabinovitsj

Team,

I wanted to follow up on Lloyd’s note this morning regarding Broadcom’s intent to acquire Brocade. I’m sure this news came as a surprise for many of you especially since our hard work at integration was finally coming to fruition.

Broadcom believes that the Brocade SAN business complements its enterprise storage and networking solutions. However, the IP Networking business competes directly with several of Broadcom’s important customers, and, as a result, Broadcom plans to divest this business, which includes the Ruckus BU.

It is our intention to assist Broadcom in finding the right buyer that recognizes the value of our portfolio and will continue to invest in our vision. The good news is that we have a strong, growing business with #1 market share positions in key verticals like hospitality and service provider with a growing base in K-12, higher education and smart cities. The trajectory of our software and services such as Ruckus Cloud and Cloudpath is up and to the right.

Additionally, we have built an enviable world-class portfolio of wireless and wired products for the edge of the network. The success we have shown of selling ICX switches into Ruckus strongholds shows the power of a combined portfolio. Last but not least, our thought and execution leadership in OpenG comes at a perfect time to generate significant interest in the future of converged wireless technology.

I believe that there will be a lot of interest in what we have built here and I am personally committed to finding a path to long-term success for our business and team.

Going forward, the most important thing we can do is to continue to execute our roadmap and deliver the same level of excellence to our colleagues, customers and partners that we always have. Until the transaction closes, Brocade remains a standalone public company and the Ruckus BU must continue to thrive and deliver value to our customers.

After you take some time to process this news, I would ask you to look forward with optimism. With every change there is opportunity and this situation is full of potential for success. As we look towards our next chapter, I want you to know how much I value your talent, your dedication and all that we have achieved together.

In addition to the All Hands with Lloyd, I will be holding an All Hands for our group this evening at 6 pm Pacific time to discuss details and answer the questions that you have. In the meantime, please don’t hesitate to reach out to me or anyone in the management team.

Sincerely,

Dan

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

BROCADE

Broadcom to Acquire Brocade

November 2, 2016

© 2016 BROCADE COMMUNICATIONS SYSTEMS, INC.

November 2, 2016 Broadcom to Acquire Brocade © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC. Employee All Hands Presentation distributed on November 2, 2016 by Brocade

Forward-Looking Statements © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC. This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.  Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction. Additional Information and Where to Find it; Participants in the Solicitation © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC.

Today We Announced… © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC. Broadcom to acquire Brocade in an all-cash transaction The transaction is expected to close in Brocade’s fiscal second half Continue to build on the innovations of the SAN portfolio and find the right strategic outcome for the IP networking business

Broadcom at a Glance

Global Semiconductor Connectivity Leader

More than 15,000 Employees Worldwide

$67B market capitalization

BROADCOM®

Founded in 1961

Headquartered in San Jose, CA and Singapore, SG

Wired Infrastructure, Wireless Communications and Enterprise Storage

© 2016 BROCADE COMMUNICATIONS SYSTEMS, INC. — INTERNAL USE ONLY

Broadcom at a Glance Founded in 1961 More than 15,000 Employees Worldwide Global Semiconductor Connectivity Leader Wired Infrastructure, Wireless Communications and Enterprise Storage $67B market capitalization Headquartered in San Jose, CA and Singapore, SG © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC. — INTERNAL USE ONLY

Brocade—Our Proud Heritage New networking company for digital era Trusted by majority of Fortune 500 customers Deeply ingrained customer-first and partnership culture Innovative portfolio from data center to network edge Challengers of status quo in fabrics, software, and wireless © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC. Industry’s first adaptive antennae technology and first to ship 11ac Wave2 Wi-Fi Helped define category of Ethernet fabrics First to market with data center fabrics Set pace of technology innovation in SAN Pioneers of OpenG technology Industry’s first virtual router Early commitment to open architectures

The Strategic Rationale

Rapidly changing tech industry

Healthy premium over market valuation

SAN business complements Broadcom's storage portfolio

IP Networking divestiture enables new opportunity

Transaction reflects the significant value that Brocade has created

© 2016 BROCADE COMMUNICATIONS SYSTEMS, INC.
7

The Strategic Rationale © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC. Rapidly changing tech industry Healthy premium over market valuation SAN business complements Broadcom’s storage portfolio Transaction reflects the significant value that Brocade has created IP Networking divestiture enables new opportunity

Business as usual until close Continue to deliver excellence to our customers, partners and colleagues Functional groups to begin integration planning process We will provide additional details as we have them What Comes Next? © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC.

BROCADE

Q&A

© 2016 BROCADE COMMUNICATIONS SYSTEMS, INC.

Q&A © 2016 BROCADE COMMUNICATIONS SYSTEMS, INC.

Frequently Asked Questions (FAQs) relating to the Acquisition, dated November 2, 2016

Master FAQ Document

Frequently Asked Questions

Distribution: Communication leads for Broadcom and Brocade investor relations, analyst relations, public relations, integration team, HR, internal communications, sales, and channel/partner communications.

Purpose: Provide details regarding the acquisition that can be shared verbally with external audiences: customers, partners, analysts, press, and investors.

Restrictions: Copies of this document should not be provided to non-Broadcom or non-Brocade personnel. Information should only be disclosed verbally.

Broadcom Master FAQ	Page 1 | 21

Deal Overview/Key Questions

Q:	Who is acquiring Brocade?

•	Brocade is being acquired by Broadcom, a leading designer, developer and global supplier of semiconductor connectivity solutions.

Q:	What is Broadcom acquiring?

•	Broadcom is acquiring all of Brocade’s businesses. At or following the closing of the transaction, Broadcom plans to divest Brocade’s IP Networking business, which includes an end-to-end portfolio consisting of wireless and campus networking, data center switching and routing, and software networking solutions that span from the network edge to the data center.

•	Broadcom is making this decision because the Brocade IP networking portfolio overlaps with and could compete with the IP networking portfolios of several of Broadcom’s OEM customers.

Q:	What are the terms of this transaction?

•	Broadcom is acquiring Brocade for $12.75 per share, which represents a 47% premium to Brocade’s closing share price on Friday, October 28, 2016.

•	This will be an all-cash transaction valued at approximately $5.5 billion, plus $0.4 billion of net debt. Broadcom expects to fund the transaction with new debt financing and cash available on its balance sheet.

•	Closing of the transaction is presently expected in the second half of Broadcom’s fiscal year 2017, which ends in October 2017, and is subject to regulatory approvals in various jurisdictions, customary closing conditions as well as the approval of Brocade’s stockholders.

•	The closing of the transaction is not subject to any financing conditions, nor is it conditioned on the divestiture of Brocade’s IP Networking business.

Q:	What is the strategic rationale?

•	Brocade’s leading SAN solutions are an excellent fit for Broadcom’s business model, creating one of the industry’s broadest portfolios for enterprise storage.

•	This transaction is expected to enable Broadcom to drive end-to-end value for Fibre Channel SAN solutions.

•	Broadcom’s intention is to continue to build on the market-leading innovations for which customers have always valued Brocade.

•	Broadcom has established a strong track record in executing its diversification strategy by successfully integrating companies onto its platform.

Q:	Why did Brocade sell to Broadcom?

•	Having just completed our acquisition of Ruckus, we were confident in our strategy, our team and our path forward. We were not looking to sell the company. However, when Broadcom approached us with a compelling offer, we had an obligation to consider that offer along with alternative opportunities. After careful consideration, we concluded that Broadcom’s offer is in the best interests of our company and its shareholders.

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•	This transaction reflects the value that Brocade has created. It rewards shareholders, creates new opportunities for our customers and recognizes the tremendous innovation and value our employees have built in SAN and IP Networking.

•	We believe that the transaction price of $12.75 per share, which represents a 47% premium to Brocade’s closing share price on Friday, October 28, 2016, provides significant value for our shareholders.

Q:	When is the deal expected to close?

•	Closing of the transaction is presently expected in the second half of Broadcom’s fiscal year 2017, which ends in October, 2017, and is subject to regulatory approvals in various jurisdictions, customary closing conditions as well as the approval of Brocade’s shareholders.

•	The closing of the transaction is not subject to any financing conditions, nor is it conditioned on the divestiture of Brocade’s IP Networking business.

Q:	How will Brocade benefit from being part of Broadcom?

•	Our leading SAN solutions are an excellent fit for Broadcom’s business model, creating one of the industry’s broadest portfolios for enterprise storage.

•	Broadcom’s intention is to continue to build on the market-leading innovations for which customers have always valued Brocade.

•	Broadcom has established a strong track record in executing its diversification strategy by successfully integrating companies onto its platform.

Q:	Why will Broadcom divest the IP Networking business?

•	Due to the potential competitive overlap with some of Broadcom’s important OEM customers, Broadcom will seek a buyer for Brocade’s IP Networking business.

•	Brocade has an attractive IP Networking business that includes a full portfolio of open, hardware- and software-based solutions spanning the core of the data center to the network edge.

•	Brocade will support Broadcom in its efforts to find a buyer that will continue our strategic vision to make the network into an open platform for rapid business innovation. During this transition process, Brocade will continue to serve its customers with the dedication and commitment that Brocade is known for.

Q:	Why does this deal make sense now?

•	The tech industry is in a period of rapid change and disruption. Brocade has built a unique portfolio of hardware and software networking solutions from the core of the data center to the network edge to help customers transform their business for the digital era while continuing to support mission critical applications.

•	Having just completed our acquisition of Ruckus, we were confident in our strategy, our team and our path forward. We were not looking to sell the company. However, when Broadcom approached us with a compelling offer, we had an obligation to consider that offer along with alternative opportunities. After careful consideration, we concluded that Broadcom’s offer is in the best interests of our company and its shareholders.

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•	This transaction reflects the value that Brocade has created. It rewards shareholders, creates new opportunities for our customers, and recognizes the tremendous innovation and value our employees have built in SAN and IP Networking.

Q:	Were there other bidders? And if so, did Brocade consider any other offers?

•	When Broadcom approached us with a compelling offer, we had an obligation to consider that offer along with alternative opportunities. After careful consideration, we concluded that Broadcom’s offer is in the best interests of our company and its shareholders.

Q:	How will Brocade be integrated within Broadcom?

•	Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success. This will include working with each functional part of the business to define the SAN resources and the IP Networking resources and develop a plan that will support Broadcom’s intent to retain Brocade’s SAN business and divest its IP Networking business.

•	Broadcom has established a strong track record in executing its diversification strategy by successfully integrating companies onto its platform.

Q:	Will there be any organizational changes or layoffs as a result of this announcement?

•	While we expect organizational changes given Broadcom’s intent to retain Brocade’s SAN business and divest its IP Networking business, it is too early to tell what the impact on specific jobs will be. Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success.

•	We understand that this announcement raises a lot of questions for each of us personally, and we will provide plenty of opportunities for you to have those questions answered.

•	In the coming months, we will be working to define the impact for each of the various business functions, work through any issues, and communicate to you all along the way.

•	It is important to keep in mind that we have at least several months as a standalone public company before this transaction is expected to close.

Q:	How did this transaction come about?

•	Having just completed our acquisition of Ruckus, we were confident in our strategy, our team and our path forward. We were not looking to sell the company. However, when Broadcom approached us with a compelling offer, we had an obligation to consider that offer along with alternative opportunities. After careful consideration, we concluded that Broadcom’s offer is in the best interests of our company and its shareholders.

•	This transaction reflects the value that Brocade has created. It rewards shareholders, creates new opportunities for our customers and recognizes the tremendous innovation and value our employees have built in SAN and IP networking.

Q:	What approvals are required?

•	The closing of the transaction is subject to regulatory approvals in various jurisdictions, customary closing conditions as well as the approval of Brocade’s stockholders.

•	The closing of the transaction is not subject to any financing conditions, nor is it conditioned on the divestiture of Brocade’s IP Networking business.

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Q:	Do you expect any anti-trust concerns?

•	The acquisition is subject to certain notification and filing requirements of the antitrust regulatory authorities in the United States and certain other countries.

Brocade Q&A

Q:	What has changed in the last six months since the announcement of Ruckus that made us engage in this deal? You made a compelling case for Brocade as a standalone company. What changed? Why did you decide to sell?

•	The tech industry is in a period of rapid change and disruption. Brocade has built a unique portfolio of hardware and software networking solutions from the core of the data center to the network edge to help customers transform their business for the digital era while continuing to support mission critical applications.

•	Having just completed our acquisition of Ruckus, we were confident in our strategy, our team and our path forward. We were not looking to sell the company. However, when Broadcom approached us with a compelling offer, we had an obligation to consider that offer along with alternative opportunities. After careful consideration, we concluded that Broadcom’s offer is in the best interests of our company and its shareholders.

•	This transaction reflects the value that Brocade has created. It rewards shareholders, creates new opportunities for our customers and recognizes the tremendous innovation and value our employees have built in SAN and IP Networking.

•	Our intent is to ensure our customers are well served by this transaction and to help Broadcom find a buyer for the IP Networking business.

Q:	What does this mean for Ruckus and the integration that has already occurred between the two businesses?

•	It is too early to tell. We will provide additional information as soon as we are able. In the meantime, Broadcom and Brocade will work together to plan for a smooth migration of processes, partner support, and customer delivery once the acquisition closes.

•	There are some aspects of the integration that we intend to pause pending further review. The details will be provided as soon as possible.

Q:	Can the Network Edge BU be spun out as a separate, stand-alone company?

•	Bolstered by the acquisition of Ruckus, we’ve built a new type of networking company for the digital age, one that delivers solutions from the data center to the wireless edge.

•	Brocade will support Broadcom in its efforts to find a buyer that will continue our strategic vision to make the network into an open platform for rapid business innovation.

•	Our attractive IP Networking business includes a full portfolio of open, hardware- and software-based solutions spanning the core of the data center to the network edge.

Q:	How does the purchase by Broadcom impact Brocade’s global footprint? What happens to our global sites? Will employees continue to work from a Brocade facility or move to a Broadcom facility at close? Is Broadcom intending on keeping the SJ HQ site?

•	It is too early to tell. Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success. This will include working with each functional part of the business to define SAN and IP Networking resources and determine how to support Broadcom’s intent to divest Brocade’s IP Networking business.

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•	The most important work that we as employees can focus on is preserving the financial and market value of our company by continuing our diligent efforts to support our customers and each other and deliver the same level of excellence in everything we do.

Q:	What will happen to the name ‘Brocade’?

•	It is too early to tell. The integration planning process will start soon and Broadcom will make these decisions and work closely with Brocade to help facilitate a smooth integration.

Broadcom Q&A

Q:	Where can I find more information about Broadcom?

•	You can find more information on the company website: www.broadcom.com.

Q:	How many employees do they have?

•	Broadcom has more than 15,000 employees.

Q:	When is Broadcom’s fiscal year?

•	Broadcom’s fiscal year is basically the same as Brocade’s and ends on the Sunday closest to Oct 31 of the calendar year, e.g. fiscal year 2016 ended on Oct 30, 2016 and fiscal year 2017 begins thereafter.

Q:	What is Broadcom’s track record regarding acquisitions?

•	Broadcom has established a strong track record in executing its diversification strategy by successfully integrating companies onto its platform.

•	Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success. This will include working with each functional part of the business to define the impact on the SAN resources and the IP Networking resources.

People Q&A

Q:	Where can I find more information about Broadcom?

•	You can find more information on the company website: www.broadcom.com.

Q:	How many employees do they have?

•	Broadcom has approximately 15,000 employees.

Q:	When is Broadcom’s fiscal year?

•	Broadcom’s fiscal year is the same as Brocade’s and ends on the Sunday closest to Oct 31 of the calendar year, e.g. fiscal year 2016 ends on Oct 30, 2016 and fiscal year 2017 begins thereafter.

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Q:	What is going to happen to my job?

•	It is too early to tell but Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success. This will include working with each functional part of the business to define the SAN and IP Networking resources.

•	In the meantime, it is business as usual and we remain a public, standalone entity until the deal closes.

•	The most important work that we as employees can focus on is preserving the financial and market value of our company by continuing our diligent efforts to support our customers and each other and deliver the same level of excellence in everything we do.

Q:	How do I prioritize the projects that I am working on during the transaction?

•	It is important to keep in mind that we have at least several months as a standalone public company before this transaction is expected to close. Just as you have always done, continue to work closely with your direct manager and functional leadership to ensure your priorities are aligned with key business goals. Now more than ever, it’s important to communicate, clarify any questions you have, model straight talk, collaboration and always keep ‘Customer First’.

Q:	How do I know what BU I’m in (particularly those EEs outside the SAN BU structure)?

•	Brocade has a highly integrated workforce. Although some employees report into leadership structures aligned with specific BUs, many do not. We will work across the entire organization to clarify segments of the business and the respective workforces.

•	This will be a crucial process, and will take some time to complete.

Q:	Is Broadcom interested in just our SAN technology or are they interested in the employees, as well?

•	It is important to understand that Broadcom acquired Brocade because of our superior products and industry innovations – which they understand are a result of exceptional employees. They understand that Brocade employees and technologies go hand-in-hand.

Q:	Will the IP Networking business be broken into pieces and sold or is the intent to keep it whole as part of the transaction with a new partner?

•	As a result of your dedication and hard work, and bolstered by the acquisition of Ruckus, we’ve built a new type of networking company for the digital age, one that delivers solutions from the data center to the wireless edge.

•	Our intent is to help Broadcom find a buyer for the IP Networking business that will continue our strategic vision to help customers through the digital transformation, turning their network into an open platform for rapid business and service innovation.

Q:	After the close, if a buyer(s) for other BUs are not identified, how will those BUs be structured?

•	It is too early to tell. The integration planning process will start soon and Broadcom will work closely with Brocade to help facilitate a smooth integration.

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Q:	How will the transaction and subsequent integration be managed? We’ve had a significant team involved in the Brocade + Ruckus process – will it be managed in a similar way?

•	The Executive Steering Committee, Integration Management Office (IMO) and Integration Workstreams has been a useful model for the Ruckus acquisition. Estaff and others are assessing the best way to leverage that model going forward. Our goal is engagement, collaboration, communication and a cross-functional process designed to set the combined company on a path to future success. You’ll hear more about this as we partner with Broadcom and move towards closing.

Q:	How will the transaction impact pay or benefits?

•	As a reminder, at Brocade it’s business as usual until close, following our existing compensation programs and benefits. We do not expect any immediate changes to base pay, incentive/variable pay or benefits (other than those that have recently been communicated through focal and open enrollment processes). After close, Broadcom will be honoring current compensation arrangements, and the merger agreement provides for treatment no less favorable than currently exists for a period of up to one year after close.

Q:	When do my Brocade benefits end and Broadcom benefits take over?

•	Nothing changes between now and the close of the transaction which is expected to take at least several months.

•	For certain Ruckus colleagues, integration of benefit plans will continue according to the integration plans. For a few countries that were moving to different legal entities within Brocade on Nov 7, we are pausing that move for the foreseeable future. Our colleagues in Australia, Austria, Belgium, Brazil, Canada, China, Netherlands, Poland, Spain, Sweden, and U.K. will be receiving updated information shortly. They remain part of the Brocade Group but will remain within their Ruckus legal entity structure.

•	Further decisions will be made during the integration planning process and will be communicated then.

Q:	I have questions about current or planned medical related issues, who do I contact about medical and welfare related benefits?

•	Any question pertaining to any Human Resources issue should be directed to AskHR@Brocade.com. Your inquiry will be directed to the appropriate subject matter expert for direct response.

Q:	Tell me about equity. What happens to my vested and unvested stock (RSUs, ESPP, etc.) in Brocade? After the close, what equity will I receive in Broadcom?

•	This is an all-cash transaction and as such Brocade shareholders will receive $12.75 for each share of Brocade stock.

•	This table summarizes the general treatment of Brocade RSUs and stock options for Brocade employees who become employees of Broadcom. Brocade RSUs and/or stock options held by Brocade employees who leave Brocade prior to the closing of the acquisition or who otherwise do not become Broadcom employees may be treated differently. Information about the treatment of Brocade PSUs will be provided to holders of PSUs separately.

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Equity Type	Vesting	Classification	Employee will Receive
RSUs	Vested	N/A	Generally cashed out as described below; RSUs that vest at or very shortly before the closing may be settled by the issuance of an adjusted number of Broadcom shares
	Unvested	N/A	Converted into Broadcom RSUs based on the exchange ratio described below
Options	Vested	In the Money	Cashed out as described below
	Vested	At Money or Underwater	•	Converted into Broadcom options based on the exchange ratio described below
			•	Exercise price of the options will be the original exercise price of the options divided by the exchange ratio described below and rounded up to the nearest whole cent
	Unvested	In the Money	•	Converted into Broadcom options based on the exchange ratio described below
			•	Exercise price of the options will be the original exercise price of the options divided by the exchange ratio described below and rounded up to the nearest whole cent
	Unvested	At Money or Underwater	•	Converted into Broadcom options based on the exchange ratio described below
			•	Exercise price of the options will be the original exercise price of the options divided by the exchange ratio described below and rounded up to the nearest whole cent

Exchange Ratio = A fraction equal to the per share merger consideration divided by the volume weighted average price of Broadcom’s stock over the 20 trading days prior to the closing date and rounded down to the nearest whole number of shares

Vested RSU Cash Out = A dollar amount equal to the number of shares underlying the option multiplied by $12.75

Option Cash Out = A dollar amount equal to the number of shares underlying the option multiplied by the spread between $12.75 and the option’s exercise price

Q:	What can you tell me about Broadcom’s compensation, benefits and other programs? What incentive/bonus programs does Broadcom offer? Does Broadcom have an ESPP? Do they offer a 401(k) Program and Match? A Pension Program? What about PTO and Holiday schedules? What kind of medical, dental and life insurance programs are available? How will my service date be recorded? How do these programs compare to Brocade?

•	Brocade understands that these are important questions as you seek to learn about Broadcom. They are key factors that contribute to your total compensation package. We simply don’t yet have details about these programs. As we move through the transaction and closer to close we hope to provide these details to you so that you can be informed. In the meantime, it’s worth repeating – Brocade does not expect any changes to our current programs.

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Q:	What can I post about this on social media?

•	For compliance purposes, until the deal closes, social media postings should be restricted to only retweets or reposts from the official Brocade social media sites for Facebook, Twitter and LinkedIn. No additional commentary should be added to retweets/shares.

Q:	What if I am approached for comment by media or others?

•	All media inquiries should be forwarded to Brocade’s Corporate Communications team, specifically Ed Graczyk (egraczyk@Brocade.com). Under no circumstances are unauthorized employees to respond to media inquiries.

Q:	I work with external stakeholders (suppliers, vendors, consultants, others) and need to say something other than ‘no comment, or contact PR’ is there a drawer statement I can use to inform these valuable partners?

•	It is important to remember that only authorized representatives may address the media. During the transaction, it will be important to maintain consistent key messages to a variety of Brocade stakeholders. Please refer to the published FAQs for talking points for your relevant stakeholder.

Q:	What can I share / should I share with Broadcom, or other identified BU buyers, before the close?

•	Before the deal close, it is business as usual and we remain a public, standalone entity until the deal closes.

•	While Brocade may work with Broadcom prior to close to plan for integration and operations following the date of close, the companies are prohibited by law from actually operating as an integrated business until after the transaction closes.

•	Just as we observed best practices during the Ruckus transaction period, avoid ‘gun-jumping’ and as always contact your manager or HR representative, or Brocade Legal department if you are unsure of what is permitted.

Q:	If my role at Brocade is eliminated as part of the transaction, will I be considered for employment by Broadcom in one of their other businesses?

•	We don’t yet have information on Broadcom’s talent acquisition or placement strategy, but Broadcom is a large and growing global business with more than 15,000 employees and intends to continue to grow and expand its business. It is incumbent upon all of us to stay focused on our jobs and customer deliverables.

Q:	What are my options if I don’t want to work for Brocade during the transaction, for Broadcom after the close, or the ultimate buyer of other BUs?

•	First and foremost, we hope you’ll continue to work with Brocade and help us continue to drive value for customers and one another. Close is still at least several months away. And we know you have choices and that you have to make decisions you feel are in the best interest of your family and career. We recognize uncertainty is created by this transaction.

•	Companies that pay a premium for a business do so with the intent to succeed in the market, and as such typically seek to attract and retain key talent.

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Q:	What severance will be provided to impacted employees?

•	Brocade has a track record of providing generous severance packages when business conditions require us to part ways with employees. It is important to us that those who remain with the company feel we have been fair to departing colleagues.

•	The severance and notification calculation(s) are complex and vary by country, so it is impossible for us to describe them here. However, individuals who lose their job (without cause) would generally receive between 3 months and 12 months pay—depending on their role, their country, and their tenure.

•	In addition, there are often insurance and/or outplacement benefits provided for a specified period of time (again, depending on the country).

Q:	For US employees who are impacted, will COBRA benefits be provided?

•	US employees enrolled in Brocade’s medical plans are eligible for COBRA. Brocade will provide paid COBRA coverage for a period of time consistent with its job elimination guidelines, which would be made available to impacted employees at notification.

Q:	Will Outplacement assistance be provided to impacted employees?

•	Brocade will offer Outplacement assistance to employees impacted by the transaction in jurisdictions where that benefit is customary and valued. Details of any assistance offered will be provided upon notification.

Q:	How will the transaction impact Brocade’s BIP Program?

•	Brocade’s BIP (Brocade Incentive Program) will remain in place until the closing. 2H FY16 BIP will be calculated and paid consistent with the program document – in fact, focal processing is currently underway. You’ll soon be working with your manager and line leadership to document goals for 1HFY17.

•	While the fundamentals of the BIP will remain in place, just as Brocade has done on an annual basis, components and weighting of the factors that contribute to BIP attainment will be evaluated and may vary. This is the normal course of business; any changes to these components or weighting will be clearly communicated.

•	Your BIP incentive target (% participation) will not change prior to the closing.

Q:	What is Broadcom’s track record regarding acquisitions?

•	Broadcom has established a strong track record in executing its diversification strategy by successfully integrating companies onto its platform.

•	Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success. This will include working with each functional part of the business to define the impact on the SAN resources and the IP Networking resources.

Q:	Corporate cultures can vary. What can I expect in terms of employee culture and programs at Broadcom compared to Brocade, and what can employees expect around cultural integration – which was so important during the Brocade and Ruckus integration?

•	You’re right – culture is important. We hope to have conversations with Broadcom leadership soon so that we can begin the important work of cultural assessment and help prepare employees for the transition.

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Q:	There are employees in a number of countries who do not integrate into Brocade systems and who continue to formally be employed by ENTITY. What does the transaction mean to them?

•	Brocade has paused with the planned legal entity integration in some countries (Australia, Austria, Belgium, Brazil, Canada, China, Netherlands, Poland, Spain, Sweden, and U.K.) These individuals will continue to be employed by the original Ruckus entity – which is part of the Brocade Group of companies. Legal entity aside, they will continue to be a part of Brocade Group in all respects.

Q.	What if I have additional questions about my situation?

•	As always, your manager is a good starting point since they are most accessible and may already have the answer you need. However, you are always welcome to direct a question to the ASKHR email alias and HR will respond.

Product/Engineering

Q:	What will happen to Brocade’s product roadmap?

•	Our leading SAN solutions are an excellent fit for Broadcom’s business model, creating one of the industry’s broadest portfolios for enterprise storage.

•	Broadcom’s intention is to continue to build on the market-leading innovations for which customers have always valued Brocade.

•	Our SAN portfolio will continue to support mission critical applications and drive technological innovation in the space, notably to address emerging markets such as Flash and NVMe.

•	Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success.

•	For our attractive IP Networking business that includes a full portfolio of open, hardware- and software-based solutions spanning the core of the data center to the network edge, we will support Broadcom in its efforts to find a buyer that will continue our strategic vision to make the network into an open platform for rapid business innovation. In the meantime, we remain a standalone company and will stay focused on serving customers and building our portfolio.

Q:	Is there any overlap with the Brocade product line and the Broadcom product line?

•	Our leading SAN solutions are an excellent fit for Broadcom’s business model, creating one of the industry’s broadest portfolios for enterprise storage.

Q:	Will Brocade’s products be integrated with other Broadcom products?

•	It is too early to tell. The integration planning process will start soon and Broadcom will work closely with Brocade to help facilitate a smooth integration.

Sales/Go-to-Market

Q:	After close, will sales forces merge?

•	It is too early to tell. Once the acquisition closes, Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success. This will include working with each functional part of the business to define the SAN and IP Networking resources.

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Q:	What should customers expect prior to close?

•	Until the deal closes, it is business as usual and their sales and service contacts will remain the same. We will continue to serve them with the dedication and commitment that Brocade is known for, and share more information as soon as we are able.

Q:	How will this transaction impact Brocade’s customers?

•	Until the acquisition closes, we will continue to serve customers with the dedication and commitment for which Brocade is known. Our intent is to ensure there is no disruption to product development, service or support during this transition as the serving and satisfaction of our customers remain of highest priority.

SAN

•	Broadcom’s intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

•	Our SAN portfolio will continue to support mission critical applications and drive technological innovation in the space, notably to address emerging markets such as Flash and NVMe.

IP Networking

•	Brocade will support Broadcom’s efforts to find a buyer for the IP Networking business that will continue to invest in the strong portfolio that Brocade has created for our customers. During this process, our primary objective is to make sure our customers will continue to benefit from our innovative portfolio of products and responsive support services.

Q:	After close, will Broadcom’s sales force be able to sell Brocade’s products? Will Broadcom’s sales force be able to sell Brocade’s products?

•	Those decisions will be made during the integration planning period and discussed at close.

•	Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success.

Competitive/Partner/Channel Impact

Q:	Who are Broadcom’s primary competitors?

•	As a leading designer, developer and global supplier of semiconductor connectivity solutions, Broadcom’s key competitors include Qualcomm, NVIDIA and Texas Instruments.

Q.	What are Brocade’s primary routes to market?

•	Brocade’s primary routes to market are through Brocade Partner Network partnerships which include Distributors, Resellers, Systems Integrators, Service Providers, OEM, Alliances and Open Ecosystem partners.

Q:	What is the impact to Brocade’s SAN specific partners?

•	Broadcom’s intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

•	This transaction is expected to enable Broadcom to drive end-to-end value for Fibre Channel solutions.

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•	By combining with Broadcom, we believe we can further strengthen our OEM and partner ecosystem and help more customers meet the next generation network and storage requirements that are likely to emerge in this era of digital transformation.

Q:	What is the impact to Brocade’s IP specific partners?

•	For the IP Networking business, these questions will be better answered once a buyer is identified. It is Brocade’s intention to assist Broadcom in finding a buyer that will continue the momentum that Brocade has built with customers and partners.

Q:	As a Brocade distributor, will I have access to Broadcom’s products?

•	At this time the current Brocade and Broadcom’s distribution models will not change.

Q:	Will Brocade’s channel partners be able to sell Broadcom’s products?

•	Those decisions will be made during the integration planning period and discussed at close.

•	Brocade will work closely with Broadcom to help plan a smooth integration designed to set the combined company on a path to future success.

Q:	Will Brocade and Broadcom partner programs be combined? What is the impact to Brocade’s OEM partnerships? What is the impact to Brocade’s Strategic Alliances?

•	We don’t anticipate any significant impact for our partners.

•	Partners are key to Brocade’s success spanning OEMs, Strategic Alliances, Open Ecosystem Partners and Distributors.

•	Broadcom’s intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

•	This transaction is expected to enable Broadcom to drive end-to-end value for Fibre Channel solutions.

•	By combining with Broadcom, we believe we can further strengthen our OEM and partner ecosystem and help more customers meet the next generation network and storage requirements that are likely to emerge in this era of digital transformation.

•	For the IP Networking business, these questions will be better answered once a buyer is identified. It is Brocade’s intention to assist Broadcom in finding a buyer that will continue the momentum that Brocade has built with customers and partners.

Q:	Will Brocade partners continue to sell Brocade products after the deal closes?

SAN

•	We don’t anticipate any significant impact for our partners, who are key to Brocade’s success spanning OEMs, Strategic Alliances, Open Ecosystem Partners and Distributors.

•	Brocade’s genesis and DNA is based on partnerships and co-creation.

•	By combining with Broadcom, we believe we can further strengthen our OEM and partner ecosystem and help more customers meet the next generation network and storage requirements that are likely to emerge in this era of digital transformation.

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IP Networking

•	Partners remain key for our future success and we will continue to operate business as usual until the closing of the acquisition.

•	Brocade will support Broadcom in its efforts to find a buyer for the IP business that will continue to invest in the strong portfolio that Brocade created.

•	We will continue to build on the foundations and momentum of our partnerships as together, we march towards our strategic vision to deliver open platforms for innovation.

•	Once the deal is closed, we will provide additional information. In the meantime Broadcom and Brocade are working together to plan for a smooth migration of processes, partner support, and customer delivery once the acquisition closes.

Support and Services

Q:	How do customers/partners contact Brocade for support?

•	We encourage you to share any questions with your [designated company representative].

•	Until the acquisition closes, we will continue to serve you with the dedication and commitment for which Brocade is known. Our intent is to ensure there is no disruption to product development, service or support during this transition as the serving and satisfaction of our customers remain of highest priority.

Q:	What is going to happen to the technical support for Brocade customers?

•	Until the acquisition closes, we will continue to serve you with the dedication and commitment for which Brocade is known. Our intent is to ensure there is no disruption to product development, service or support during this transition as the serving and satisfaction of our customers remain of highest priority.

Suppliers/Vendors/Consultants/External Stakeholders

Q:	What can I communicate to my audience?

•	We understand that this announcement raises a lot of questions for each of us personally, and we will provide plenty of opportunities for you to have those questions answered.

•	In the coming months, we will be working to define the impact for each of the various business functions.

•	It is important to keep in mind that we have at least several months as a standalone public company before this transaction is expected to close.

•	Please do not comment or speculate in social media or other public communities.

•	In the meantime, it is business as usual and we remain a public, standalone entity until the deal closes.

•	The most important work that we as employees can focus on is preserving the financial and market value of our company by continuing our diligent efforts to deliver the same level of excellence in everything we do.

Broadcom Master FAQ	Page 15 | 21

Q:	I have long term contracts with Brocade, how does this announcement impact my relationship with Brocade?

SAN

•	We don’t anticipate any significant impact.

•	Our leading SAN solutions are an excellent fit for Broadcom’s business model, creating one of the industry’s broadest portfolios for enterprise storage.

•	Broadcom’s intention is to continue to deliver the market-leading storage networking solutions and innovation for which Brocade is so well known.

IP Networking

•	We will continue to operate business as usual until the closing of the acquisition.

•	Once the deal is closed, Brocade will support Broadcom in its efforts to find a buyer for the IP Networking business that will continue to invest in the strong portfolio that Brocade created.

•	In the meantime Broadcom and Brocade are working together to plan for a smooth migration of processes, partner support, and customer delivery once the acquisition closes.

Internal/Leadership Only

Q:	This transaction does not fit with the “pure player” positioning you presented a few months ago. What has changed?

•	The tech industry is in a period of rapid change and disruption. Brocade has built a unique portfolio of hardware and software networking solutions from the core of the datacenter to the network edge to help customers transform their business for the digital era while continuing to support mission critical applications.

•	Having just completed our acquisition of Ruckus, we were confident in our strategy, our team and our path forward. We were not looking to sell the company. However, when Broadcom approached us with a compelling offer, we had an obligation to consider that offer along with alternative opportunities. After careful consideration, we concluded that Broadcom’s offer is in the best interests of our company and its shareholders.

•	This transaction reflects the value that Brocade has created. It rewards shareholders, creates new opportunities for our customers and recognizes the tremendous innovation and value our employees have built in SAN and IP networking.

Q:	What is your vision for the combined entity?

•	Through this combination, our SAN business will become part of a market-leading semiconductor company with a broad portfolio in enterprise storage solutions. Broadcom’s intention is to continue to build on the innovations for which customers have always valued Brocade.

•	We have built an attractive IP Networking business that includes a full portfolio of open, hardware- and software-based solutions spanning the core of the data center to the network edge. Brocade will support Broadcom in its efforts to find a buyer that will continue our strategic vision to make the network into an open platform for rapid business innovation.

Q:	Is there really synergy with Broadcom? Explain.

•	Our leading SAN solutions are an excellent fit for Broadcom’s business model, creating one of the industry’s broadest portfolios for enterprise storage.

•	Broadcom’s intention is to continue to build on the market-leading innovations for which customers have always valued Brocade.

Broadcom Master FAQ	Page 16 | 21

•	Broadcom has established a strong track record in executing its diversification strategy by successfully integrating companies onto its platform.

Q:	How does this affect Brocade’s relationships with its partners?

SAN

•	We don’t anticipate any significant impact for our partners, who are key to Brocade’s success spanning OEMs, GSIs, Strategic Alliances, Open Ecosystem Partners and Distributors.

•	Brocade’s genesis and DNA is based on partnerships and co-creation.

•	By combining with Broadcom, we believe we can further strengthen our OEM and partner ecosystem and help more customers meet the next generation network and storage requirements that are likely to emerge in this era of digital transformation.

IP Networking

•	Partners remain key for our future success and we will continue to operate business as usual until the closing of the acquisition.

•	Brocade will support Broadcom in its efforts to find a buyer for the IP business that will continue to invest in the strong portfolio that Brocade created.

•	We will continue to build on the foundations and momentum of our partnerships as together, we march towards our strategic vision to deliver open platforms for innovation.

•	Once the deal is closed, we will provide additional information. In the meantime, Broadcom and Brocade are working together to plan for a smooth migration of processes, partner support, and customer delivery once the acquisition closes.

People Managers

Q:	How do I know if I or my team are immediately impacted—which BU am I/are we in?

•	Brocade has a highly integrated workforce. Although many employees report into leadership structures aligned with specific BUs, many do not. Brocade will be working across the entire organization to clarify segments of the business and the respective workforces. This will be a crucial process, and will take some time to complete.

Q:	How does this announcement affect my current goals and team objectives? What do I/we focus on now?

•	At this time, it is business as usual. Prior to closing, nothing changes in terms of objectives, leadership, organizational structure, compensation, benefits, customer engagement, or anything else based on the transaction. It is business as usual until then, and it’s incumbent upon all of us to remain focused on our priorities and continue to put customers first.

Q:	What if a member of my team asked for an early termination?

•	Requests for early termination with severance will not be accepted. Brocade values the contributions of our global workforce. Everyone’s contributions are essential to the innovative products we are developing and customers we are serving. We are looking to everyone to contribute and to execute our goals to facilitate a successful transition to Broadcom and other buyers.

Broadcom Master FAQ	Page 17 | 21

Q:	What services are available to help me/my team through this event?

•	We understand the announcement comes as a surprise for employees. Brocade leadership is committed to addressing employee needs and concerns during this transitionary time. In addition to ongoing communication with your line leadership, you are free to leverage all resources available to you – from talent managers and business partners to resources offered by the Learning & Organization Develop and Benefit teams. Coaching, counseling (EAP services) and other resources are available. These resources will also be listed on the Transaction page on Brocade Central (corporate intranet).

Q:	What if I observe an employee becoming emotionally unstable or isn’t responding well?

•	During this transitionary time it will be important to balance compassion with strong leadership. Encourage employees to seek out resources. If you observe an employee needing specialized assistance, you should immediately engage with your talent manager and/or employee relations to address the need. At the same time, it will be important to manage expectations and effectively lead your team to the successful delivery of milestones and objectives.

Q:	What if I observe an employee becoming hostile/a security risk?

•	Safety is a priority and we must always be focused on ensuring a safe and comfortable work environment. If you observe a situation that poses a security or safety risk, notify Brocade’s Global Security team immediately by dialing 408-333-2500 or in house x32500. During this transitionary time, it will be important to balance understanding with strong leadership. In a non-emergency situation, encourage employees to seek out resources. If you observe an employee needing specialized assistance, you should immediately engage with your talent manager, employee relations or security to address the need. At the same time, it will be important to manage expectations and effectively lead your team to the successful delivery of milestones and objectives.

Q:	What changes in my management structure are expected?

•	At this time, it is business as usual. Prior to closing, nothing changes in terms of objectives, leadership, organizational structure, compensation, benefits, customer engagement, or anything else based on the transaction. It is business as usual until then, and it’s incumbent upon all of us to remain focused on our priorities and continue to put customers first.

Q:	What do I do about employees who are not in the office (today/this week; on LOA, PTO, business travel, etc.)?

•	This is an important company announcement and milestone. Please make every attempt to connect directly with all of your team members immediately. For those who may not be immediately available, you should attempt to reach them by email or phone and meet live at the earliest opportunity.

Q:	I don’t want to be Involved/stay any longer. How can I leave now?

•	Brocade values the contributions of our global workforce. Your contributions are essential to the innovative products we are developing and customers we are serving. We are looking to everyone to contribute and to execute our goals to facilitate a successful transition to Broadcom and other buyers.

•	Employees who voluntarily choose to leave the company will not be eligible for any severance benefits.

Broadcom Master FAQ	Page 18 | 21

Q:	What if a member of my team develops performance issues after the announcement?

•	Brocade’s policies, programs and practices will remain unchanged – consistent with our ‘business as usual’ position. As appropriate, any performance issues will be managed as they are now, per existing policies and relevant country requirements.

Q:	What if a member of my team files a stress LOA after the announcement?

•	Brocade’s policies, programs and practices will remain unchanged – consistent with our ‘business as usual’ position. As appropriate, any LOAs will be managed as they are now, per existing policies and relevant country requirements.

Q:	What happens to the open reqs I have?

•	Brocade does not expect any immediate change to existing requisitions. As mentioned previously, in most cases it’s business as usual during the course of the transaction. For the foreseeable future, Brocade will continue to handle talent acquisition as we do now. Requisitions (replacement or incremental) are always assessed on the needs of the business, hiring rationale and fiscal plan.

Q:	What happens if a member of my team voluntarily resigns after the announcement? Will I be able to backfill the position?

•	As mentioned previously, in most cases it’s business as usual during the course of the transaction. For the foreseeable future, Brocade will continue to handle talent acquisition as we do now. Requisitions (replacement or incremental) are always assessed on the needs of the business, hiring rationale and fiscal plan.

Q:	How will I get updates about the transaction after the announcement and before the close?

•	Brocade is committed to frequent and consistent communications that model our value of ‘straight-talk’. In addition to open communication with your line management, we’ll use existing channels of communication such as Acquisition Updates, Weekly Buzz, and a dedicated page on Brocade Central (corporate intranet) to keep employees informed and engaged throughout the process.

Q:	What if I have business travel planned in the coming days/weeks/months?

•	As mentioned previously, in most cases it’s business as usual during the course of the transaction. For the foreseeable future, Brocade will continue to handle business travel as we do now. Business travel is always assessed on the needs of the business, trip rationale and fiscal plan.

Q:	What do I tell business stakeholders about the announcement?

•	It is important to remember that only authorized representatives may address the media. During the transaction it will be important to maintain consistent key messages to a variety of Brocade stakeholders. Please refer to the published FAQs for talking points for your relevant stakeholder.

Q:	What if I am approached by media?

•	All media inquiries should be forwarded to Brocade’s Corporate Communications team, specifically Ed Graczyk (egraczyk@Brocade.com). Under no circumstances are unauthorized employees to respond to media inquiries.

Broadcom Master FAQ	Page 19 | 21

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price

Broadcom Master FAQ	Page 20 | 21

of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Broadcom Master FAQ	Page 21 | 21

Transcript of Audio Message from Lloyd Carney to Employees of Brocade distributed on November 2, 2016

Hello, this is Lloyd.

Today we announced that we have entered into a definitive agreement to be acquired by Broadcom. For those of you who are not familiar with Broadcom they are a world leader in semiconductor connectivity solutions, with a particular focus on wired infrastructure, wireless communications and enterprise storage among other areas.

I want to take a couple of minutes to give you some background on today’s news and how we arrived here. As you know our core competency has always been our ability to innovate, to read the future needs of our customers and develop the solutions that meet them. As a result, over the last 20+ years, we have built an impressive company. A company that has become #1 in storage networking, #1 in service provider Wi-Fi, #1 in hospitality Wi-Fi, #2 in data center networking, #3 in enterprise wireless LAN, just to mention a few.

I am incredibly proud of what we have accomplished together and clearly the marketplace has noticed. This announcement is clearly the culmination of the momentum and value we have created.

When Broadcom first approached us about joining together, we were not looking to sell the company, having just completed the Ruckus acquisition we were confident in our future. We knew we had the people, products and partnerships to succeed. But when presented with a compelling offer, we had an obligation to give it full consideration, which is exactly what we did. Today’s decision was not taken lightly, not by me and not by our Board of Directors. Personally, it was one of the most difficult decisions I’ve made in my career. After careful evaluation, we concluded that Broadcom’s offer was in the best interests of our company and our shareholders.

This is a different future than we planned, but still an optimistic one. Once the transaction closes, our storage networking business will become a part of Broadcom’s enterprise storage system business. Broadcom’s intention is to build upon innovations for which customers have always valued Brocade and deliver an end-to-end fiber channel solution portfolio.

Since there is a significant competitive overlap with the IP networking side of our business and some of Broadcom’s most important customers, they plan to divest that business. We will work closely with Broadcom as it seeks to find a home for our IP networking teams and solutions, including our Data Center, wired and wireless Edge and software networking offerings. Our goal is for that business to continue to thrive and realize its strategic vision.

I know that today’s news raises a lot of questions for everyone and we will provide plenty of opportunity to have those questions answered. We won’t be able to answer everything on day one, but you have my commitment, I will answer them as quickly as possible. An integration of this size and complexity will take some time, so I ask for your understanding as we work out all of the details.

It is important to keep in mind that there are at least several months before the transaction is expected to close. Until then, Brocade remains an independent public company and it’s business as usual. I know that may be hard at times, but it is important for everyone to focus on their plans and to continue to deliver everything we’re working on. Our priority is to preserve the value of our company through this transition. That is the single most important thing we can do to best position everyone for the future.

Before I close, I also want to acknowledge, that this week marks two other significant milestones, 1) the end of our 2016 fiscal year and 2) the integration of Ruckus.

I hope you are as proud as I am of what an incredible and productive transformative year this has been for Brocade.

Your hard work, your perseverance and your dedication to excellence in everything you do has been a recipe for success for more than 20 years. It is those ingredients that attracted Broadcom and others to us in the first place and it is those same ingredients that we need to focus on as we go forward.

**************************************

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Brocade Communications Systems, Inc. (“Brocade”) and Broadcom Limited (“Broadcom”). In connection with the proposed transaction, Brocade intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Brocade will mail the definitive proxy statement and a proxy card to each stockholder of Brocade entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BROCADE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BROCADE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BROCADE AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Brocade with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Brocade’s website (http://www.brcd.com) or by contacting Brocade’s Investor Relations at (408) 333-6208 or scoli@brocade.com.

Participants in the Solicitation

Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Brocade’s stockholders with respect to the proposed transaction. Information about Brocade’s directors and executive officers and their ownership of Brocade’s common stock is set forth in Brocade’s proxy statement on Schedule 14A filed with the SEC on February 25, 2016, and Brocade’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, which was filed on December 22, 2015. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Legal Notice Regarding Forward-Looking Statements

This communication, and any documents to which Brocade refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Brocade’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of Brocade and Broadcom for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Brocade’s business and the price of the common stock of Brocade, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Brocade and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Brocade’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Brocade’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction, (ix) the ability of Broadcom to achieve its plans, forecasts and other expectations with respect to Brocade’s business after completion of the proposed transaction; and (x) other risks described in Brocade’s and Broadcom’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Brocade does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.